UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2006

                          WaveRider Communications Inc.
             (Exact name of registrant as specified in its charter)


            Nevada                       000-25680                33-0264030
  (State or other jurisdiction                                 (IRS Employer
of incorporation or organization)   Commission File Number:  Identification No.)


         255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4
                    (Address of principal executive offices)


                                 (416) 502-3200
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement.

On January 26, 2006, WaveRider Communications Inc. ("WaveRider") and Crescent International Ltd. ("Crescent") entered into an Amendment Agreement (the "Agreement") amending the terms of WaveRider's convertible debentures held by Crescent. Under the terms of the Agreement WaveRider will issue to Crescent 350 shares of Series D preferred stock, par value $0.01, with a stated value of $1,000 per share, in exchange for Crescent's agreement to: (i) not convert more than $100,000 of its convertible debentures into shares of WaveRider common stock prior to the closing or termination of WaveRider's announced merger with Wave Wireless Corporation (the "Merger"), (ii) vote in favor of the Merger, and
(iii) exchange the convertible debentures and preferred shares for Wave Wireless' equity securities in the Merger. In addition certain other terms and conditions of the existing convertible debentures were modified to remain consistent with this stated intent.

Participants in Solicitation

Wave Wireless, WaveRider, and their respective directors, executive officers, and other employees may be deemed to be participants in the solicitation of proxies from WaveRider shareholders with respect to the proposed transaction. Information about Wave Wireless's directors and executive officers is available in Wave Wireless's proxy statement for its 2005 annual meeting of shareholders, dated July 13, 2005. Information about WaveRider's directors and executive officers is available in WaveRider's annual report on Form 10-KSB for the year ended December 31, 2004. Additional information about the interests of potential participants will be included in the registration statement and proxy statement and other materials filed with the SEC.

Additional Information

WaveRider intends to file a proxy statement, which will be included in a registration statement of Wave Wireless, and other materials with the Securities and Exchange Commission ("SEC") in connection with the proposed transaction. We urge investors to read these documents when they become available because they will contain important information. Investors will be able to obtain free copies of the registration statement and proxy statement, as well as other filed documents containing information about the Wave Wireless and WaveRider, at www.sec.gov, the SEC's website. Investors may also obtain free copies of these documents at www.waverider.com. Free copies of Wave Wireless' filings are available at www.wavewireless.com/about/investors.html.


Item 8.01 Other Events.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index


(c) Exhibits

          .
Exhibit No.      Description
-----------      -----------
2.1              Amendment Agreement, dated as of January 26, 2006 between
                 WaveRider Communications Inc., and Crescent International Ltd.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Wave Wireless has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Date: January 27, 2006


WaveRider Communications Inc.


By: /s/ Charles W. Brown
    -----------------------
    Charles W. Brown
    Chief Executive Officer




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

                                  EXHIBIT INDEX



Exhibit No.      Description
-----------      -----------
2.1              Amendment Agreement, dated as of January 26, 2006 between
                 WaveRider Communications Inc., and Crescent International Ltd.



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